SUPPLEMENT TO THE PROSPECTUS

Supplement dated October 15, 2026, to the Prospectus dated April 30, 2026.

MFS® Global Growth Portfolio

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Jeffrey Constantino has announced his intention to retire effective April 30, 2028, and he will no longer be a portfolio manager of the fund as of that date.

Effective December 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Gaurav Tewary	December 2026	Investment Officer of MFS

Effective December 31, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Gaurav Tewary	Portfolio Manager	Employed in the investment area of MFS since 2015

WGO-SUP-I-101526